Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ BABA Option Income Strategy ETF (BABO)

YieldMax™ CVNA Option Income Strategy ETF (CVNY)

YieldMax™ DKNG Option Income Strategy ETF (DRAY)

YieldMax™ HOOD Option Income Strategy ETF (HOOY)

YieldMax™ JD Option Income Strategy ETF (JDY)

YieldMax™ MARA Option Income Strategy ETF (MARO)

YieldMax™ PDD Option Income Strategy ETF (PDDY)

YieldMax™ PLTR Option Income Strategy ETF (PLTY)

YieldMax™ RBLX Option Income Strategy ETF (RBLY)

YieldMax™ SHOP Option Income Strategy ETF (SHOY)

YieldMax™ SMCI Option Income Strategy ETF (SMCY)

YieldMax™ TSM Option Income Strategy ETF (TSMY)

 Each listed on NYSE Arca, Inc.

January 6, 2025

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated August 5, 2024, and where applicable to a Fund’s Summary Prospectus

Effective January 1, 2025, the Funds’ investment adviser, Tidal Investments LLC (the “Adviser”) has acquired the trading team previously employed by ZEGA Financial LLC (“ZEGA”), each Fund’s sub-adviser.

In connection with this transaction, ZEGA will cease operations as a registered investment adviser and resign as a sub-adviser for the Funds. The Adviser will assume full management responsibilities for the Funds. Jay Pestrichelli, a key member of each Fund’s portfolio management team previously employed by ZEGA, will continue to serve as a portfolio manager for the Fund, now as an employee of the Adviser. There are no other portfolio manager changes for the Fund

This transaction will not result in any changes to any of the Funds’ investment objectives, principal investment strategies, or fees. Each Fund will continue to be managed in accordance with its stated policies and objectives, ensuring continuity for shareholders.

All references to “ZEGA” and the “Sub-Adviser” in each Summary Prospectus, Prospectus, and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.